Goldman Sachs Trust

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Class IR and Class R Shares of

Goldman Sachs World Bond Fund

Supplement dated December 18, 2014 to the

Prospectus and Summary Prospectus, each dated July 29, 2014, as supplemented to date

On December 17, 2014, the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate one series of the Trust, the Goldman Sachs World Bond Fund (the “Fund”). After careful consideration of a number of factors, the Board concluded that the continuation of the Fund would not be in the best interests of the Fund or its shareholders, and that it is advisable and in the best interests of the Fund and its shareholders to terminate and liquidate the Fund. The Fund will be liquidated on or about January 16, 2015 (the “Liquidation Date”) pursuant to a Plan of Liquidation approved by the Board. This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. As of the close of business on December 18, 2014, shares of the Fund will no longer be available for purchase by investors. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as discussed in the Prospectus.

Liquidation of Assets. On or after December 18, 2014, the Fund shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemptions of shares by current shareholders between December 18, 2014 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

WORLDBLIQSTK 12-14